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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 21, 2001




                        MAX INTERNET COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                        0-24273                  75-2715335
------------------------        ---------------------      -------------------
(State of incorporation)        (Commission File No.)         (IRS Employer
                                                           Identification No.)


           8115 PRESTON ROAD, EIGHTH FLOOR EAST, DALLAS, TEXAS 75225
           ----------------------------------------------------------
           (Address of principal execute offices, including zip code)


                                 (214) 691-0055
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.


         On February 21, 2001, Lawrence A. Cahill resigned as a member of the Board of Directors (the "Board") of MAX Internet Communications, Inc. ("MAX"). The Board of MAX is now comprised of Mr. Robert F. Kuhnemund, Chairman, and Brian Norman. Mr. Kuhnemund has begun a search for an outside director to replace Mr. Cahill. Mr. Cahill made no statements that lead the Company to believe that he resigned because of a disagreement with the registrant on any matter relating to the registrant's operations, policies, or practices.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

Exhibits.

         None


         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 23, 2001

                                    MAX INTERNET COMMUNICATIONS, INC.


                                    /s/ Robert F. Kuhnemund
                                    ------------------------------------
                                    Chief Executive Officer and Chairman



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